UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

2701 Kent Avenue
West Lafayette, Indiana	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value	NOTV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2022, at the annual meeting of shareholders of Inotiv, Inc. (the “Company”), the shareholders of the Company approved an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan (the “Equity Plan”). The amendment consists of the removal from Section 4.3 of the Equity Plan of certain limitations on the number of stock options, stock appreciation rights, shares of restricted stock and restricted stock units that could be awarded to an employee participant in any fiscal year.

As previously reported, the Company’s Board of Directors approved retention and annual incentive grants of restricted stock units (“RSUs”) to Robert W. Leasure, Jr., the Company's President and Chief Executive Officer. The RSUs granted as Mr. Leasure's retention award and the RSUs in excess of 42,429 granted as part of Mr. Leasure's annual incentive award were subject to the approval of the amendment to the Equity Plan by the Company’s shareholders at the annual meeting.  As a result of such approval, 349,315 additional RSUs were granted to Mr. Leasure effective March 17, 2022.

A more complete description of the terms of the Equity Plan, including the amendment, can be found in “Proposal 3 – Amendment of the Amended and Restated 2018 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 3, 2022. The foregoing summary of the Equity Plan and the amendment is qualified in its entirety by reference to the full text of the Equity Plan, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 17, 2022, the Company held its annual meeting of shareholders. A total of 24,779,832 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy. The following is a summary of matters voted on at the meeting:

(a)	Two Class I members of the Board of Directors were elected to serve a three-year term until the 2025 annual meeting of shareholders by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Robert W. Leasure, Jr.	15,892,316	3,079,812	1,642,003
R. Matthew Neff	15,951,850	3,020,278	1,642,003

(b)	The appointment of Ernst & Young US LLP as our independent registered public accounting firm for fiscal 2022 was ratified by the following votes:

Vote Type	Voted
For	20,597,369
Against	14,238
Abstain	2,524

(c)	The proposal to approve the amendment of the Amended and Restated 2018 Equity Incentive Plan was approved by the following votes:

Vote Type	Voted
For	16,649,570
Against	2,296,726
Abstain	25,832
Broker Non-Votes	1,642,003

(d)	The proposal to approve the compensation of the Company’s named executive officers as described in the Proxy Statement was approved by the following votes:

Vote Type	Voted
For	13,198,972
Against	310,085
Abstain	16,540
Broker Non-Votes	2,314,557

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1

Amended and Restated Inotiv, Inc. 2018 Equity Incentive Plan (As amended through January 25, 2022) (incorporated by reference to Annex A to the Company’s definitive proxy statement for its 2022 annual meeting of shareholders filed on February 3, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Inotiv, Inc.

Date: March 22, 2022	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer, Vice President – Finance